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EXHIBIT 23.2
Andersen Andersen & Strong, L.C.                  941 East 3300 South, Suite 202
Certified Public Accountants and Business Consultants   Salt Lake City, UT 84106
Member SEC Practice Section of the AICPA                  Telephone 801-486-0096
                                                                Fax 801-486-0098


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

U.S. Cash Exchange, Inc.

We hereby consent to the use of our report dated December 28, 1999, for the period ended June 30, 1999 included in the form SB-2 herein and to the reference made to us.

/s/ L. R. Andersen
Andersen Andersen and Strong L.L.C.

December 30, 1999
Salt Lake City,Utah